Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
BY CHIEF EXECUTIVE OFFICER AND INTERIM PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Kevin Mansell, Chief Executive Officer and Interim Principal Financial Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.
This Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 29, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 2, 2017	/s/ Kevin Mansell
Kevin Mansell
Chairman, Chief Executive Officer and President
(Principal Executive Officer and Interim Principal Financial Officer)